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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                December 2, 1996


                             DATA TRANSLATION, INC.
             (Exact name of Registrant as specified in its charter)


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


             DELAWARE                    0-21367                04-3332230
(State or other jurisdiction          (Commission File       (I.R.S. Employer
    of incorporation)                     Number)            Identification No.)

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                      100 LOCKE DRIVE, MARLBORO, MA  01752
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                  508-481-3700

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     ITEM 5.  OTHER EVENTS

     On December 2, 1996 the Registrant issued a press release announcing the contribution to the Registrant from its parent Media 100 Inc. (formerly Data Translation, Inc.) of the data acquisition and imaging and commercial products businesses of Media 100 Inc. and the spin-off of the Registrant to the stockholders of Media 100 Inc. in the form of a stock dividend. Reference is made to the press release, a copy of which is filed as an exhibit to this report.

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     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS


     (c)  Exhibits.


Exhibit No.
----------

     99  Press Release of the Registrant dated December 2, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 1996            DATA TRANSLATION, INC.



                                       /s/ Alfred A. Molinari, Jr.
                                       --------------------------------------
                                       By:  Alfred A. Molinari, Jr.
                                            President, Chief Executive Officer
                                            and Assistant Secretary

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